SUBSIDIARY EQUITY OBLIGATIONS	12 Months Ended
Dec. 31, 2021
Disclosure of financial liabilities [abstract]
Disclosure of Equity Interest Classified as Liabilities [Text Block]	SUBSIDIARY EQUITY OBLIGATIONS
Subsidiary equity obligations consist of the following:

AS AT DEC. 31 (MILLIONS)	Note	2021	2020
Subsidiary preferred equity units	(a)	$1,585	$1,679
Limited-life funds and redeemable fund units	(b)	1,538	1,456
Subsidiary preferred shares and capital	(c)	1,185	564
Total		$4,308	$3,699
a)    Subsidiary Preferred Equity Units
In 2014, BPY issued $1.8 billion of exchangeable preferred equity units in three $600 million tranches redeemable in 2021, 2024 and 2026, respectively. The preferred equity units were originally exchangeable into equity units of BPY at $25.70 per unit, at the option of the holder, at any time up to and including the maturity date. Following the privatization of BPY (“BPY privatization”), the preferred equity units became exchangeable into cash equal to the value of the consideration that would have been received upon the BPY privatization (a combination of cash, BAM shares and New LP Preferred Units), based on the value of that consideration on the date of exchange. BPY also has the option of delivering the actual consideration (a combination of cash, BAM shares and New LP Preferred Units). Following the BPY privatization, we have agreed with the holder to grant the company the right to purchase all or any portion of the preferred equity units of the holder at maturity, and to grant the holder the right to sell all or any portion of the preferred equity units of the holder at maturity, in each case at a price equal to the issue price for such preferred equity units plus accrued and unpaid distributions. On December 30, 2021, the company acquired the tranche redeemable in 2021 from the holder and exchanged such units for Redemption-Exchange Units. The preferred equity units were subsequently cancelled, as further described in Note 28(a).
Subsidiary preferred equity units include $474 million at December 31, 2021 (2020 – $nil) of preferred equity interests issued in connection with the BPY privatization which have been classified as a liability due to the fact the holders of such interests can demand cash payment upon maturity on July 26, 2081, for the liquidation preference of $25.00 per unit and any accumulated unpaid dividends.

AS AT DEC. 31 (MILLIONS, EXCEPT PER SHARE INFORMATION)	Shares Outstanding	Cumulative Dividend Rate	Local Currency	2021	2020
Series 1	—	6.25%	US$	$—	$586
Series 2	24,000,000	6.50%	US$	565	555
Series 3	24,000,000	6.75%	US$	546	538
New LP Preferred Units	19,273,654	6.25%	US$	474	—
Total				$1,585	$1,679
b)    Limited-Life Funds and Redeemable Fund Units
Limited-life funds and redeemable fund units represent interests held in our consolidated funds by third-party investors that have been classified as a liability, as holders of these interests can cause our funds to  redeem their interest in the fund for cash equivalents at a specified time. As at December 31, 2021, we have $1.5 billion (2020 – $1.5 billion) of subsidiary equity obligations arising from limited-life funds and redeemable fund units.
In our Real Estate business, limited-life fund obligations include $859 million (2020 – $864 million) of equity interests held by third-party investors in two consolidated funds that have been classified as a liability, as holders of these interests can cause the funds to redeem their interests in the fund for cash equivalents at the fair value of the interest at a set date.
As at December 31, 2021, we have $545 million (2020 – $517 million) of subsidiary equity obligations arising from limited-life fund units in our Infrastructure business. These obligations are primarily composed of the portion of the equity interest held by third-party investors in our timberland funds that are attributed to the value of the land held in the fund. The value of this equity interest has been classified as a liability, as we are obligated to purchase the land from the third-party investors on maturity of the fund.
We also have $134 million of redeemable fund units (2020 – $75 million) in certain funds managed by our public securities business.
c)    Subsidiary Preferred Shares and Capital
Preferred shares are classified as liabilities if the holders of the preferred shares have the right, after a fixed date, to convert the shares into common equity of the issuer based on the market price of the common equity of the issuer at that time unless they are previously redeemed by the issuer. The dividends paid on these securities are recorded in interest expense. As at December 31, 2021 and 2020, the balances consist of the following:

AS AT DEC. 31 (MILLIONS, EXCEPT PER SHARE INFORMATION)	Shares Outstanding	Cumulative Dividend Rate	Local Currency	2021	2020
Brookfield Property Split Corp. (“BOP Split”) senior preferred shares
Series 1	842,534	5.25%	US$	$21	$21
Series 2	556,746	5.75%	C$	11	11
Series 3	781,592	5.00%	C$	15	16
Series 4	582,894	5.20%	C$	12	12
BSREP II RH B LLC (“Manufactured Housing”) preferred capital	—	9.00%	US$	—	249
Rouse Series A preferred shares	5,600,000	5.00%	US$	142	142
Brookfield India Real Estate Trust (“BIRET”)	138,181,800	See footnote[1]	US$	440	—
India Infrastructure Investment Trusts	371,800,000	See footnote[1]	INR	471	—
BSREP II Vintage Estate Partners LLC (“Vintage Estates”) preferred shares	—	5.00%	US$	—	40
BIP Investment Corporation Series 1 Senior preferred shares	4,000,000	5.85%	C$	73	73
Total				$1,185	$564
1.The dividend rate pertaining to BIRET and India Infrastructure Investment Trusts is equal to a minimum of 90% of net distributable cash flows.
Each series of the BOP Split senior preferred shares are redeemable at the option of either the issuer or the holder as the redemption and conversion option dates have passed.
On December 31, 2020, subsidiary preferred capital was $249 million related to preferred equity interests held by a third-party investor in Manufactured Housing, which was previously classified as a liability, due to the fact that the holders were only entitled to distributions equal to their capital balance plus a 9% annual return payable in monthly distributions until maturity in December 2025. The preferred capital was issued to partially fund the acquisition of the Manufactured Housing portfolio during the first quarter of 2017 and was redeemed in the second quarter of 2021.
Subsidiary preferred capital includes $440 million at December 31, 2021 (2020 – $nil) of preferred equity interests held by third-party investors in BIRET, which have been classified as a liability, due to the fact BIRET has a contractual obligation to make distributions to unitholders every six months at an amount no less than 90% of net distributable cash flows.
Subsidiary preferred capital also includes $471 million at December 31, 2021 (2020 – $nil) of preferred equity interests held by third-party investors in India Infrastructure Investment Trusts, which have been classified as liabilities, as a result of contractual obligations to make distributions at an amount no less than 90% of net distributable cash flows.
Subsidiary preferred shares include $142 million at December 31, 2021 (2020 – $142 million) of preferred equity interests held by a third-party investor in Rouse Properties, L.P., which have been classified as a liability, due to the fact that the interests are mandatorily redeemable on or after November 12, 2025 for a set price per unit plus any accrued but unpaid distributions; distributions are capped and accrue regardless of available cash generated.